INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant /_/
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/_/	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/	Definitive Proxy Statement
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NAVIDEC FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Navidec Financial Services, Inc.
2000 South Colorado Blvd., Annex Suite 200
Denver, Colorado 80222
(303) 222-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Navidec Financial Services, Inc.:

An annual Meeting of Shareholders of Navidec Financial Services, Inc. (the "Company") will be held at the offices of the Company, 2000 South Colorado Blvd., Annex Suite 200, Denver, CO 80222 at 10:00 a.m., Mountain Time on November 19, 2009 for the purposes of:

1.	To elect five (5) persons to the Board of Directors for the ensuing year.

2.	To ratify the appointment of our auditors, Schumacher and Associates, Inc.

3.	To amend the Articles of Incorporation to change the name of the Company from Navidec Financial Services, Inc. to Two Rivers Water Company.

4.	To amend the Articles of Incorporation to add the following Section:

     SHAREHOLDER ACTION BY WRITTEN CONSENT

"Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

All shareholders are invited to attend the meeting. Shareholders of record at the close of business on September 30, 2009 the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

The Company's Annual Report to Stockholders for the year ended December 31, 2008 accompanies this Notice of Annual Meeting and Proxy Statement.

All shareholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means.  The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

September 25, 2009	By Order of the Board of Directors
/s/ John McKowen
John R. McKowen, President and Chairman of the Board

Navidec Financial Services, Inc.
2000 South Colorado Blvd., Annex Suite 200
Denver, Colorado 80222
(303) 222-1000

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PROXY STATEMENT
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PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Navidec Financial Services, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2000 South Colorado Blvd., Annex Suite 200, Denver, CO 80222 on November 19, 2009 at 10:00 a.m., Mountain Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company's principal executive office is 2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222, and its telephone number at this office is (303) 222-1000.

Shares Outstanding, Voting Rights and Proxies

Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on September 30, 2009 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 8,884,583 shares of Common Stock.  Each outstanding share of Common Stock is entitled to one vote.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting.  The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting.  Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified.  Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

The person named as proxy is John R. McKowen.  All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the ratification of our Auditors, Schumacher and Associates, Inc., FOR the amendments to the Articles of Incorporation to change the name of the Company and the Shareholder Action by Written Consent,  in accordance with the Proxy holder's best judgment and as to any other matters raised at the Annual Meeting.

Dissenter's Rights

Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is October 12, 2009.

Navidec Financial Services, Inc.

INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal #1: ELECTION OF DIRECTORS

Information Concerning Directors

At the time of the Annual Meeting, the Board will consist of three incumbent members (two of which are seeking to be reelected at the Annual Meeting), in each case to hold office until the next annual or Annual Meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified.  The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than two and no more than nine directors.  It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

John R. McKowen and Jolee R. Henry, who are incumbent directors, have been nominated by the Board for election as directors of the Company.  All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director.  The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons.  Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

Name	Age	Position
John McKowen	59	Chief Executive Officer, Chairman of the Board of Directors
Howard L. Farkas	84	Director
Jolee R. Henry	54	Director
Wayne Harding, III	54	Nominee Director, Chief Financial Officer, Secretary
Fred Jones	64	Nominee Director
John Stroh, II	62	Nominee Director

Navidec Financial Services, Inc.
JOHN R. MCKOWEN.  Mr. McKowen has served as the Chief Executive Officer and a Director and Chairman of the Board of the Company since the Company was founded in December 2002. Mr. McKowen also served as President and Chief Executive Officer of Navidec, Inc. from August 2003 to September 2004 and served as a director of Navidec, Inc., now BPZ, from December 2002 to May 2005. Mr. McKowen was hired by Navidec, Inc. as a financial consultant in 1996 and was involved in the private, public and secondary financing of Navidec, Inc.  He served as a financial consultant to Navidec, Inc. until March 1999.  Mr. McKowen began his career in the financial services industry 1978.  In 1984 Mr. McKowen began working as an independent consultant and has worked in that capacity for the last 23 years.  Mr. McKowen received a B.A. in economics from Metropolitan State College.

HOWARD L. FARKAS.  Mr. Farkas serves as a Director of the Company since July 12, 2006. Mr. Farkas has chosen not to stand for re-election to the Board of Directors.  Mr. Farkas is the owner and managing broker of Windsor Gardens Realty, Inc., a residential real estate brokerage company, which he co-founded in 1964.  He also serves as President of Farkas Group, Inc., a company that provides management services to various business interests.  He serves as a director of Synthetech, Inc., a public chemical research and manufacturing company whose products are used extensively in new drug research; Logic Devices, Inc., a publicly held and traded semiconductor design and manufacturing company for which he also serves as Chairman; Northwestern Engineering Company, a privately held real estate, lumber processing, and hotel owner and operator; and Ivory LLC, Aragorn LLC, Strider LLC, Angel LLC, and Buddy LLC, all of which are in the gas and oil exploration and development business.

Mr. Farkas is a licensed CPA (inactive status), though not presently in practice, a real estate broker, and graduated from the University of Denver with a BS (BA) degree.  He has had extensive experience in running large companies in the condominium construction and management business over a period in excess of twenty years.

JOLEE R. HENRY.  Effective July 1, 2008, Mrs. Henry was appointed a director of the Company. She was voted to an annual term at the November 2008 Shareholder meeting.  Ms. Henry serves as a Director of the Company.  Ms. Henry was previously married to John R. McKowen, the CEO and President of the Company.  Ms. Henry currently is a licensed therapist in the State of Colorado and nationally.  Ms. Henry has founded, developed and operated or sold three separate startup companies.  From 1984 to 1991, Ms. Henry founded and operated a company called Jules's Books, which was the first children’s book publisher to create and nationally distribute pre-reading plasticized children’s natural history picture books to museums and other public history outlets.  From 1989 to 1996, Ms. Henry founded and operated a company called Forever Pesto which created, manufactured and nationally distributed proprietary pesto products to sales outlets like City Markets, Vaughn's, Safeway and Dean & Deluca.  In 1995, Ms. Henry developed, obtained a provisional patent and sold a natural zinc lollipop concept called Zinky-Pop.  Ms. Henry currently holds an active real estate license from the State of Colorado.

Navidec Financial Services, Inc.
Ms. Henry earned a BA from Arizona State University, 1977 and a Master's Degree from the University of Northern Colorado, 2001.  Both degrees are in Psychology and Community Counseling.

Ms. Henry currently is a member of the National Board of Certified Counselors, the Colorado Association for Psychotherapists, Association for Death Education and Counseling, Hospice of Metro Denver, the American Society of Clinical Hypnosis, the National Board of Certified Clinical Hypnotherapist, and the American Counseling Association.

WAYNE E. HARDING, III.  Mr. Harding has worked with Navidec as a controller and handling of its SEC filings since July 28, 2008.  On September 11, 2009, Mr. Harding was appointed the Chief Financial Officer and Secretary of Navidec.  Mr. Harding served on the board of directors, chair of the governance, compensations and audit committees for Aerogrow International (a public company based in Boulder Colorado USA, OTC: AERO) from 2005 – 2007.  He has served as vice president business development of Rivet Software since December 2004. From August 2002 to December 2004 Mr. Harding was owner and President of Wayne Harding & Company CPAs and from 2000 until August 2002 he was director-business development of CPA2Biz.

Mr. Harding holds an active CPA license in Colorado and received his BS and MBA degrees from the University of Denver, where he currently serves on the School of Accountancy Advisory Board and head of the Academic Excellence Committee.  Mr. Harding also teaches in the University of Denver MBA program on accounting issues.  He is also past-President of the Colorado Society of CPAs.

FRED JONES.  Mr. Jones is the co-Manager of HCIC Holdings, LLC. Mr. Jones has over forty years working in the railroad industry, with the exception of military service. He has held various positions to include Chairman of the Board of Colorado Kansas & Pacific (2000 to 2003) a short line railroad in Southern Colorado, and C.E.O. of I.T.S. Inc., a consulting and development firm.  Mr. Jones began his railroad career in 1964 at the Rio Grande Railroad, which merged with the Southern Pacific and later the Union Pacific. He retired from Union Pacific in September 2000 as Senior Manager of Train Operations.  After retirement from the Union Pacific, Mr. Jones worked on a variety of projects including the establishment of two railroads, a rock quarry, and several investment decisions by major investment houses, as a consultant for the Gerson Lehrman Group. He is also experienced in working with government agencies including the Federal Railroad Administration and the Federal Aviation Administration.

JOHN STROH II.   Mr. Stroh received his Bachelor of Science in Business Administration from Colorado State University in 1976. In 1991, he passed the Colorado state Certified Appraiser exam. He received his real estate broker license in the State of Colorado in 1976. Mr. Stroh has been a real estate broker since he received his broker license in 1976. He is the owner/managing broker of Southern Colorado Land and Livestock Company, a real estate management, appraisal, consulting, and brokerage firm.

Navidec Financial Services, Inc.
Mr. Stroh is also an instructor for the Trinidad State Junior College. He teaches real estate courses including water law, broker courses, and mandatory fair housing courses.

Mr. Stroh is Secretary of the Lower Cucharas Water Users Association and Secretary of the Holita Ditch and Reservoir Companies and Secretary of the Walsenburg Ditch Company. He is also Chairperson of the Sangre de Cristo Habitat Partnership Program Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Intercompany Transactions

Starting in July 2007, Navidec began lending money to Northsight, Inc. (“Northsight”) to enable Northsight to make short term, mortgage backed loans to borrowers who are purchasing deeply discounted or foreclosed residential real estate in Arizona and Colorado.  As of December 31, 2007, Navidec had lent Northsight $5,826,000.  The loans to Northsight yield 12% and are callable on demand by Navidec.  The loans to Northsight are collateralized by a first security interest in Northsight’s equity interest in its warehouse lines of credit and first deeds of trust.  As of December 31, 2007, Northsight had $2,204,000 in short term bridge loans outstanding.

In June, 2008, Navidec became the direct funding source for the short term, mortgage backed loans with Northsight acting as the mortgage originator.  Therefore, Northsight transferred the loans outstanding back to Navidec in exchange for the cancellation of the intercompany note.  As of December 31, 2008, Navidec had $2,203,000 in short term bridge loans outstanding, which is net of an allowance for uncollectable loans of $476,000.

Officer and Directors Transactions

During the year ended December 31 2008, the Company paid Mr. McKowen, the President of the Company, total compensation of $340,612 which consists of salary of $270,833, health insurance benefit of $11,765, auto allowance of $13,014, and an office reimbursement of $45,000.

During the year ended December 31, 2008, the Company reimbursed Mr. McKowen at the rate of $3,500 per month for the use of approximately 750 square feet in his home.  During the year ended December 31, 2008, the Company reimbursed Mr. McKowen, $45,000 in rent.

Navidec Financial Services, Inc.
On May 3 2007, Navidec signed a Settlement Agreement with Mr. Ralph Armijo and Mr. Robert Grizzle and received $300,000 in cash from Mr. Armijo and the transfer of 68,862 share of Navidec common stock and surrender of 100,000 options to purchase Navidec common stock at $0.28 of the Company as payment in full for his obligation under the terms of the original note.  At the same time the Company re-negotiated the terms of the original note with Mr. Grizzle, the former Chief Financial Officer, whereby Mr. Grizzle executed a note payable to the Company for $450,000.  The re-negotiated note carries an 8% interest rate and is collateralized by 1,000,000 Aegis common shares, 1,500,000 Aegis preferred shares, 220,000 shares of the Company's common stock and 200,000 options to purchase shares of the Company's common stock at $0.05 per share held by Mr. Grizzle.  Further the note provides that the note shall be repaid at the earlier of one year from the date that the common stock of the Company is publicly traded and his shares are registered for resale under an effective registration statement filed by the Company or December 31, 2009. On October 17, 2008, the Company filed with the SEC an S-8 registration statement registering Mr. Grizzle’s shares.  Therefore, the $450,000 note is due on October 17, 2009.  Further, under the terms of the Settlement Agreement dated May 17, 2007, Mr. Grizzle resigned as the Chief Operating Officer and the Chief Financial Officer of the Company, effective September 30, 2007.

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses.  Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities.  While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

Navidec Financial Services, Inc.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid by the Company to the President and the Company’s two most highly compensated executive officers for the fiscal year ended December 31, 2008, 2007 and 2006 (the "Named Executive Officers"):

SUMMARY EXECUTIVE COMPENSATION TABLE

Name & Position	Year	Salary ($)	Bonus (S)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan comp ($)	Non-qualified deferred comp earnings ($)	All other comp ($)	Total ($)
John McKowen President	2008(1)	270,833	0	0	0	0	0	69,779	340,612
	2007(2)	156,000	100,000	0	0	0	0	0	256,000
	2006(3)	150,000	0	0	13,963	0	0	0	163,963

Robert Grizzle, CFO & COO	2008	0	0	0	0	0	0	0	0
	2007(4)	87,500	0	0	0	0	0	0	87.500
	2006	112,500	0	0	4,265	0	0	0	116,765

(1) Other Compensation is the taxable portion of the health insurance benefit ($11,765); auto allowance ($13,014), and office reimbursement ($45,000).

(2) During the year ended December 31, 2007, Mr. McKowen received a cash bonus of $100,000, which was offset against advances of $5,372 owed to the Company. He received a net amount of $94,638 before taxes.

(3) Mr. McKowen’s options were granted on July 12, 2006. A Black-Scholes Module computation indicated an immaterial value upon grant and vesting.

(4) In September 2007, Mr. Grizzle resigned as the Chief Financial Officer and Chief Operating Officer of the Company. When Mr. Grizzle’s options were granted and vested, a Black-Scholes Module computation showed an immaterial value.

EMPLOYMENT AGREEMENTS

On September 9, 2004, the Company entered into an employment agreement with John McKowen, as President and CEO.  The initial term of the contract was 2 years, which renews automatically for successive one year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then current term.

On September 11, 2009, the Company’s Board of Directors, appointed Mr. Wayne Harding, III, the Chief Financial Officer and Secretary of Navidec. Before the appointment, Mr. Harding had an Employment Agreement with Navidec dated November 1, 2008, which agreement is in effect.

Navidec Financial Services, Inc.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards held by the President and our most highly compensated executive officers for the fiscal year ended December 31, 2008 (the "Named Executive Officers"):

	No. of securities underlying unexercised options (#)	No. of securities underlying unexercised options (#)	Equity incentive plan awards: No. of securities underly-ing unexer-cised unearned options (#)	Option exercise price ($)	Option expir-ation date	No. of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: no. of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards; Market or payout value of unearned shares, units or other rights that have not vested ($)
John McKowen, President	1,480,948	0	0	$1.25	7/11/16	0	0	0	0
Robert Grizzle, CFO, COO	200,000	0	0	$0.05	9/21/04	0	0	0	0
	452,362	0	0	$1.25	7/11/16	0	0	0	0

Navidec Financial Services, Inc.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table” during the year ended December 31, 2008:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option Awards ($)	Non-equity incentive plan compen- sation ($)	Non- Qualified Deferred compen- sation earnings ($)	All other compen-sation ($)	Total ($)
John McKowen (1)	0	0	0	0	0	0	0
Howard Farkas	35,000(2)	0	0	0	0	1,346(3)	36,346
Jolee Henry	5,000	0	61,985(4)	0	0	0	66,985
(1) During the year ended December 31, 2008, Mr. McKowen received compensation as set forth in the Executive Compensation Table.
(2) During the year ended December 31, 2008, and included in this amount, Mr. Farkas was paid $2,000 for services rendered in 2007.
(3) The Company purchased a computer for Mr. Farkas.

(4) Ms. Henry was awarded 200,000 options in July 2008 with one-third vesting immediately, one-third in July 2009 and the remaining one-third in July 2010 with a strike price of $2.00/share. The value of the option award  was derived by using the Black-Scholes calculation.

Each outside director receives $5,000 per meeting for their services. This amount is limited to $20,000 per year. This includes services for the Audit Committee.

LONG TERM COMPENSATION PLANS AND STOCK OPTIONS

The board of directors has adopted a Management Incentive Plan that contemplates the issuance of options as well as cash bonuses to certain executive officers and key employees of the Company.  The incentive plan is administered by the Company's board of directors and it is contemplated that bonuses will be granted following the successful closing of a transaction by the business development division of the Company.  The amount of the grants will be based on the value of the transaction and participants are designated by the Company's board of directors upon recommendation by the Chief Executive Officer.  There have not been any stock options granted under this incentive plan.

STOCK OPTION PLAN

On May 6, 2005, the Company's board of directors adopted the Navidec Financial Services, Inc. 2005 Stock Option Plan pursuant to which the board may grant options to purchase a maximum of 5,000,000 shares of Navidec common stock to key employees, directors and consultants.  As of December 31, 2008, options to purchase an aggregate of 3,941,510 shares of common stock were issued and outstanding consisting of options to purchase 200,000 shares of common stock at an exercise price of $0.05 per share, options to purchase 2,981,510 shares of common stock at an exercise price of $1.25 per share and options to purchase an aggregate of 760,000 shares of common stock at an exercise price of $2.00 per share.  The option plan only provides for the grant of nonqualified stock options.

Navidec Financial Services, Inc.
The exercise price of options may not be less than the fair market value on the date of grant as determined by the board of directors and will expire no later than the tenth anniversary of the date of grant.  The board may establish vesting or other requirements which must be met prior to the exercise of the stock options.  In the event of a corporate transaction involving Navidec (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

AUDIT COMMITTEE

The Company does not have a separate Audit Committee.  The members of the Board sit as the Audit Committee and Mr. Farkas is the chair of this committee.

CODE OF ETHICS

The Company has not adopted a Code of Ethics for the Board and the salaried employees.

COMMITTEE OF THE BOARD OF DIRECTORS

We are managed under the direction of our board of directors. Navidec's board of directors also acts as the audit committee with Mr. Farkas acting as the chair.

CONFLICTS OF INTEREST - GENERAL

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities.  While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement is contained in our Articles of Incorporation, Bylaws, or minutes which require officers and directors of our business to disclose to us business opportunities which come to their attention.  Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise.  Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company.

Navidec Financial Services, Inc.
We have entered into a joint venture agreement through our wholly-owned subsidiary, Two Rivers Water Company with Two River Basin, LLC to form HCIC Holdings, LLC.  Director nominee, Mr. Fred Jones serves as a co-Manager of HCIC Holdings, LLC.  Director nominee, Mr. John Stroh II, has been appointed the President and Chief Operating Officer of Two Rivers Water Company.  Messrs. Jones and Stroh are equity holders and co-Managers of Two River Basin, LLC, the other 50% equity holder of HCIC Holdings, LLC.  As a result of these relationships, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with fiduciary duties to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2008, some of the Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were not filed in compliance with all applicable requirements.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of outstanding shares of the Company's common stock as of December 31, 2008 on a fully diluted basis, by (a) each person known by the Company to own beneficially 5% or more of the outstanding shares of common stock, (b) the Company's directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year, and (c) all directors and executive officers of the Company as a group.

Navidec Financial Services, Inc.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common Shares	John McKowen (2) 2000 S Colorado Blvd Annex Bldg Ste 200 Denver CO 80222	3,277,002	21.15%
Common Shares	Robert Grizzle (3) 6501 S Fiddler’s Green Cr. Ste. 116 Greenwood Village CO 80111	872,362	5.63%
Common Shares	Howard Farkas (4) 2000 S Colorado Blvd. Annex Bldg. Ste 200 Denver CO 80222	1,223,200	7.89%
Common Shares	Jolee Henry (5) 2000 S Colorado Blvd. Annex Bldg. Ste 200 Denver CO 80222	1,512,850	9.76%
Total for all Directors and Executive Officers as a Group (3 persons, excluding Robert Grizzle)		6,013,052	38.80%

(1) Applicable percentage ownership is based on 9,019,057 shares of common stock issued and outstanding as of December 31, 2008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 31, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For the purpose of the Officers and Directors compensation, there are 9,019,057 common shares outstanding; 3,248,177 options and 2,815,000 warrants, for a total dilution pool of 15,498,900 which is used as the denominator is the Percent of Class calculation.

(2) Mr. McKowen holds, directly, 1,796,054 shares of the Company’s common stock. He holds options exercisable for 1,480,948 shares of the Company’s common stock.

(3) Mr. Grizzle holds, directly, 220,000 shares of the Company’s common stock. He holds options exercisable for 652,362 shares of the Company’s common stock. Mr. Grizzle resigned as the Chief Financial Officer and Chief Operating Officer of the Company in September, 2007.

(4) Mr. Farkas holds, directly and beneficially, 200,000 shares with his wife of the Company’s common stock. He holds options exercisable for 1,023,200 shares of the Company’s common stock.
(5) Ms. Henry holds, directly, 1,312,850 shares of the Company’s common stock. She holds options exercisable for 200,000 shares of the Company’s common stock.

Navidec Financial Services, Inc.

Vote Required

The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.

Proposal 2: APPOINTMENT OF SCHUMACHER AND ASSOCIATES, INC.

Schumacher and Associates, Inc., Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2009 and shareholders are asked to ratify such appointment.  Ratification of the appointment of Schumacher and Associates, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2009 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Schumacher and Associates, Inc. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Schumacher and Associates, Inc. are not expected to be present at the Annual Meeting and will not make statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

Navidec Financial Services, Inc.

Proposal 3:  TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM NAVIDEC FINANCIAL SERVICES, INC. TO TWO RIVERS WATER COMPANY.

In order to better reflect the Company’s operational activities, the Board of Directors is recommending that the Company’s name be changed to Two Rivers Water Company to better reflect its business focus.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

Proposal 4: AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of  Directors  recommends and is requesting that shareholders approve an Amendment to the Articles of Incorporation to allow majority written consent in lieu of shareholders meetings to save money and time in managing the Company as follows:

SHAREHOLDER ACTION BY WRITTEN CONSENT:   "Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION TO AMEND THE ARTICLES OF INCORPORATION TO ADOPT THE SHAREHOLDER ACTION BY WRITTEN CONSENT.

In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

Navidec Financial Services, Inc.
FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2008 (as filed with the Securities and Exchange Commission on April 14, 2009), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Navidec Financial Services, Inc., 2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222.

SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by John R. McKowen, the President of the Company, at Navidec Financial Services, Inc., 2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June 2010.

OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

September 25, 2009	Navidec Financial Services, Inc. By Order of the Board of Directors
/s/ John McKowen
John R. McKowen President, Chief Accounting Officer and Chairman of the Board

BALLOT

Navidec Financial Services, Inc.
2000 South Colorado Blvd., Annex Suite 200
Denver, Colorado 80222
(303) 222-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints John R. McKowen proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Navidec Financial Services, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on November 19, 2009, at 10:00 a.m., at 2000 South Colorado Blvd., Annex Suite 200, Denver, CO 80222, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof.  Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees: John R. McKowen, Jolee R. Henry, Wayne Harding, III, Fred Jones and John Stroh, II.

[_] FOR: nominees listed above (except as marked to the contrary below).

[_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

______________________________________________________

2. To ratify the appointment of our auditors, Schumacher and Associates, Inc.

[_] FOR                                [_] AGAINST                                           [_] ABSTAIN

3. To ratify the amendment to the Articles of Incorporation to change the Company’s name from Navidec Financial Services, Inc. to Two Rivers Water Company.

[_] FOR                                [_] AGAINST                                           [_] ABSTAIN

4. To ratify the amendment of the Articles of Incorporation to add the following Section:

     SHAREHOLDER ACTION BY WRITTEN CONSENT

"Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

[_] FOR                                [_] AGAINST                                           [_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________

_____________________________________	____________________________________
Signature of Stockholder	Signature if held jointly

Printed name: __________________________	Printed name: ________________________

Address: ______________________________

________________________________

Dated: _________________________, 2009

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.